UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 14, 2020

CyberOptics Corporation

(Exact name of registrant as specified in its charter)

Minnesota	(0-16577)	41-1472057
(State or other jurisdiction of incorporation or organization)	Commission File No.	(I.R.S. Employer Identification No.)

5900 Golden Hills Drive Minneapolis, Minnesota		55416
(Address of principal executive offices)		(Zip Code)

(763) 542-5000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	CYBE	NASDAQ Stock Market LLC

Item 5.07.      Submission of Matters to a Vote of Security Holders.

CyberOptics Corporation (“CyberOptics”) held its annual meeting of shareholders on May 14, 2020. At the meeting, each of Craig D. Gates, Dr. Subodh K. Kulkarni, Michael M. Selzer, Jr, Dr. Vivek Mohindra and Cheryl Beranek was elected as a director to serve until the annual shareholder meeting in 2021 or until his or her successor is elected and qualified. The shareholders approved, on a nonbinding advisory basis, the compensation for our executive officers. The shareholders also ratified the appointment of BDO USA, LLP as CyberOptics’ independent registered public accounting firm for the year ending December 31, 2020.

As of the March 27, 2020 record date for the meeting, there were 7,164,654 shares of common stock issued and outstanding and 5,211,981 shares were represented at the annual meeting. The voting results were as follows:

1.	To elect five directors to serve until the annual meeting in 2021.

	For	Withheld	Broker Non-Votes
Craig D. Gates	3,157,555	830,489	1,223,937
Dr. Subodh K. Kulkarni	3,910,997	77,047	1,223,937
Michael M. Selzer, Jr.	3,917,427	70,617	1,223,937
Dr. Vivek Mohindra	3,918,106	69,938	1,223,937
Cheryl Beranek	3,927,397	60,647	1,223,937

2.	To approve, on a non-binding advisory basis, the compensation to our executive officers.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
3,877,085	83,309	27,650	1,223,937

3.	To ratify the appointment of BDO USA, LLP as our independent registered public accounting firm.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
5,073,547	127,996	10,438	0

Consistent with the vote on the desired frequency of the non-binding shareholder vote on the compensation of executives, the Board of Directors of CyberOptics has determined to include the vote on executive compensation annually in its proxy materials until the next required vote on the frequency of such vote.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYBEROPTICS CORPORATION

By	/s/ JEFFREY A. BERTELSEN
Jeffrey A. Bertelsen, Chief Financial Officer

Dated:   May 18, 2020

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